Exhibit 99.3 Fourth Quarter & Full Year 2022 Financial Results Presentation January 25, 2023 Quarterly Earnings Report

2022 Snapshot 2022 RESULTS millions, except per share and ratios NET REVENUE PRE-TAX MARGIN NET EARNINGS GAAP & NON-GAAP $4,391 GAAP 20.2% NON-GAAP 21.7% GAAP $625 NON-GAAP $675 EPS ROCE ROTCE* GAAP $5.32 NON-GAAP $5.74 GAAP 13.9% NON-GAAP 15.0% GAAP 20.2% NON-GAAP 21.8% * Please see our definition of ROTCE in our fourth quarter 2022 earnings release HIGHLIGHTS nd 2 Highest Record Net Revenue Net Interest Income nd Record Revenue for 2 Highest Global Wealth Management Earnings Per Share rd 3 Highest Increased Common Institutional Revenue Dividend by 20% Quarterly Earnings Report 1

Impressive Track Record of Growth 7 yr. 2 yr. Growth Growth (millions) 2015 2020 2022 Rate Rate 3 Total Net Revenue $2,335 $3,752 $4,391 88% 17% Global Wealth Management $1,377 $2,191 $2,826 105% 29% Net Interest Income $133 $458 $898 575% 96% Institutional Group $976 $1,583 $1,536 57% -3% Advisory $193 $428 $715 270% 67% 1,2,3 Earnings per share $1.27 $4.56 $5.74 353% 26% Assets $13,326 $26,604 $37,196 179% 40% Loans $3,333 $11,558 $20,622 519% 78% (1) 2015 & 2016 duplicative acquisition costs (2) Earnings per share have been adjusted to reflect December 2020 three for two stock split (3) Non-GAAP Non-GAAP Pre-tax Margin Non-GAAP Return on Tangible Common 23.9% Equity 25.0% 21.7% 30.9% 32.0% 19.9% 19.6% 19.0% 20.0% 24.7% 17.1% 24.4% 24.6% 21.8% 24.0% 20.6% 15.0% 11.9% 10.0% 16.0% 12.3% 10.0% 10.0% 8.0% 5.0% 0.0% 0.0% 2015(1) 2016(1) 2017 2018 2019 2020 2021 2022 2015(1) 2016(1) 2017 2018 2019 2020 2021 2022 Quarterly Earnings Report 2

Long-term Strategic Objectives Global Wealth Management ■ Achieve $1 Trillion in Client Assets ■ Recruiting & Acquisitions Solidify our Position ■ Technology as Premier Wealth ■ Continue to Build Stifel Bank ■ Expand Client Deposits Management Firm & ■ Smart Rate Investment Bank ■ Corporate Deposits ■ Leverage Stifel Franchise for Loan Growth Institutional Group Capital Deployment ■ Gain Market Share■ Continued Focus on Risk Adjusted Returns ■ Recruiting ■ Reinvest in Business ■ Acquisitions■ Recruiting ■ Increase Relevancy to Clients■ Bank Growth ■ Expand Product Offerings■ Acquisitions ■ Leverage Stifel Franchise■ Dividend Growth ■ Improve Operating Efficiencies■ Share Repurchases Quarterly Earnings Report 3

Capital Utilization FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $40,000 24.0% $37,612 ■ Balance Sheet Flat in 4Q22 $37,196 $38,000 $36,476 22.0% $36,000 $35,088 $34,050 ■ Total Loans Declined by 1% sequentially 20.0% $34,000 $32,000■ Capital Ratios Remained Strong 18.0% 18.7% 18.6% $30,000 18.0% 17.6% 17.0% 16.0% ■ Client Cash Levels increased $28,000 $26,000 14.0% 11.7% $24,000 11.3% 11.1% 11.1% 11.2% 12.0% $22,000 $20,000 10.0% 4Q21 1Q22 2Q22 3Q22 4Q22 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,400,000 10% CAGR Since 2016 $50,000 $1,200,000 $45,000 $40,000 $1,000,000 $35,000 $800,000 $30,000 $600,000 $25,000 $20,000 $400,000 $15,000 $200,000 $10,000 $5,000 $0 2018 2019 2020 2021 2022 2023E $0 ($200,000) Capital Generated Balance Sheet Growth Common Stock Repurchases 2016 2017 2018 2019 2020 2021 2022 Dividends (Common & Preferred) Acquisitions Bank Deposits Available Funding *2023 Estimated Capital Generated based on 2023 consensus net income estimate multiplied by ratio of GAAP / Core Net Income in 2022 Quarterly Earnings Report 4 millions (000s) millions

Valuation & Performance Comparison SF RJF MS 1 Price $62.97 $117.00 $95.51 2 Price/Tangible Book Value 2.1X 3.3X 2.4X 3 Price / Trailing Earnings Per Share 9.8X 15.6X 13.9X 4 Price / Forward Earnings Per Share 8.9X 11.4X 13.1X 5 Earnings Growth 142% 100% 125% 6 Tangible Book Value Growth 79% 51% 19% 3 Return on Tangible Common Equity 25.3% 21.1% 17.0% Sources: Factset, Company Filings & Stifel Research (1) Price as of 1/24/2023 (2) Tangible Book Value as of 9/30/2022 (3) LTM as of 9/30/2022 (4) Forward Earnings Per Share based on Consensus Calendar 2023 (5) Adjusted Earnings Per Share from 12/31/2017 – 9/30/2022 (6) Tangible Book Value from 12/31/2017 – 9/30/2022 Quarterly Earnings Report 5

2023 Consensus & Outlook % Change From 2022 2023 Guidance millions 2022 Consensus 2023 Operating Net Revenue $3,494 $3,561 2% $3,400 - $3,700 Transactional $1,240$1,216-2% Investment Banking $971 $1,052 8% Asset Management $1,263 $1,263 0% Other $20 $30 50% Net Interest Income $898 $1,254 40% $1,200 - $1,300 Net Revenue $4,391 $4,815 10% $4,600 - $5,000 Compensation Ratio 58.0% 56.8% -120 bps 56.0% - 58.0% Non-Compensation Opex. Ratio* 19.6% 18.4% -120 bps 18.0% - 19.0% Pre-tax Margin 21.7% 23.6% 190 bps $5.74 $7.11 24% Earnings Per Common Share Diluted Shares 117.5 113.9 -3% * Non-Compensation Opex. Ratio =Non-Compensation Expense – Credit Provision & investment Banking Gross Up / Net Revenue Quarterly Earnings Report 6

Fourth Quarter Snapshot 4Q22 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS GAAP $1.43 NON-GAAP $1.58 GAAP & NON-GAAP $1,122 GAAP $167 NON-GAAP $185 ANNUALIZED ROCE ANNUALIZED ROTCE* BOOK VALUE PER SHARE GAAP 14.5% NON-GAAP 16.0% GAAP 20.7% NON-GAAP 22.9% TBV $30.83 BV $44.08 * Please see our definition of ROTCE in our fourth quarter 2022 earnings release HIGHLIGHTS nd 2 Highest Fourth Quarter Continued Net Revenue Recruiting Strength Record Repurchased Global Wealth Management Revenue 1.3 million Common Shares Record Announced Acquisition of Net Interest Income Torreya Partners Quarterly Earnings Report 7

Fourth Quarter Results

STIFEL

FINANCIAL RESULTS

millions	4Q22	Y/Y Change	Sequential Change	2022	VS 2021
Global Wealth Management	$744	10%	6%	$2,826	9%
Institutional	354	-44%	4%	1,536	-29%
Other	23	n/m	n/m	30	n/m
Net revenue	**1,122**	**-14%**	**7%**	**4,391**	**-7%**
Compensation expense	633	-16%	5%	2,547	-9%
Operating expense[1]	225	5%	5%	859	5%
Provision for credit loss[2]	6	48%	-7%	34	n/m
Pre-tax pre-provision income	**263**	**-22%**	**17%**	**986**	**-12%**
Pre-tax income	**257**	**-23%**	**18%**	**952**	**-16%**
Taxes	63	5%	9%	240	-7%
Net income	**194**	**-29%**	**21%**	**712**	**-19%**
Preferred dividends	9	0%	0%	37	5%
Net income available to common shareholders	185	-30%	23%	675	-20%
Diluted EPS	**$1.58**	**-29%**	**23%**	**$5.74**	**-19%**
Compensation ratio	56.5%	-100 bps	-150 bps	58.0%	-100 bps
Operating expense ratio[3]	20.1%	360 bps	-50 bps	19.6%	220 bps
Pre-tax operating margin	22.9%	-280 bps	210 bps	21.7%	-220 bps
Book value per share	$44.08	6%	3%		
Tangible book value per share	$30.83	9%	4%		
ROTCE[4]	22.9%	-1370 bps	370 bps		

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Provision for Credit Loss at bank subsidiary
(3) Operating Expense Ratio excludes Provision for Credit Loss
(4) Please see our definition of ROTCE in our fourth quarter earnings release

NET REVENUE



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
millions
$1,304
$1,117
$1,108
$1,045
$1,122
4Q21
1Q22
2Q22
3Q22
4Q22

REVENUE BRIDGE



$1,500
$1,450
$1,400
$1,350
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
millions
$1,304
$163
($87)
($4)
($110)
($144)
$1,122
4Q21 Net Revenue
Net Interest Income
Client Facilitation
Trading & Other
Underwriting
Advisory
4Q22 Net Revenue

STIFEL | Quarterly Earnings Report 8

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	4Q22	Y/Y Change	Sequential Change	2022	VS 2021
Transactional	$166	-15%	6%	$669	-14%
Asset Management	289	-9%	-4%	1,263	5%
Net Interest	285	105%	18%	880	72%
Investment Banking	5	-57%	7%	20	-60%
Other	(0)	nm	nm	(5)	nm
Total Global Wealth Management Net Revenue	$744	10%	6%	$2,826	9%
Comp. Ratio	44.1%	-770 bps	-240 bps	48.4%	-430 bps
Non-Comp. Ratio	13.3%	-40 bps	-30 bps	13.8%	170 bps
Provision for credit loss	$6	48%	-7%	$34	nm
Pre-tax Margin	42.6%	810 bps	270 bps	37.8%	260 bps
Pre-tax Pre-provision Margin	43.4%	830 bps	260 bps	39.0%	250 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	4Q22	Y/Y	Sequential Change
Financial Advisors	2,242	1%	0%
Independent Contractors	102	12%	0%
Total Financial Advisors	2,344	1%	0%
Client AUA	$389,818	-11%	7%
Fee-based Client Assets	$144,952	-11%	7%
Private Client Fee-based Client Assets	$126,043	-11%	6%

HIGHLIGHTS

- Record Quarterly & Full Year Net Revenue
- Record Quarterly & Full Year Net Interest Income
- Record Full Year Asset Management Revenue
- Added 36 Financial Advisors with Total Trailing Twelve Month Production of $14 million

NET REVENUE & MARGIN



$674
$682
$698
$702
$744
34.5%
33.1%
35.1%
39.9%
42.6%
45%
40%
35%
30%
25%
20%
Margin
$750
$730
$710
$690
$670
$650
$630
$610
$590
$570
$550
Net Revenue (millions)
4Q21
1Q22
2Q22
3Q22
4Q22
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

9

Wealth Management Metrics INCREASING PERCENTAGE OF RECURRING REVENUE RECRUITING DRIVES REVENUE GROWTH 100% $400 600 550 90% 24% $350 500 34% 32% 32% 80% 39% 33% $300 450 46% 51% 70% 400 $250 350 60% $200 300 50% 250 $150 40% 76% 200 66% 66% 66% 64% 30% $100 150 60% 53% 47% 100 20% $50 50 10% $- 0 0% 2015 2016 2017 2018 2019 2020 2021 2022 Net Interest Income & Asset Management Fees Transactional & Investment Banking T-12 Cumulative Production Cumulative Gross FAs SUBSTANTIAL LOAN GROWTH TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL $22,000 $20,622 ■ Stifel Wealth Tracker – online and mobile app: free/ secure / smart $20,000 aggregation / budgeting tools / advice when you want it / $16,836 $18,000 understand the markets / understand your complete financial $16,000 picture $14,000 $11,558 ■ Performance reporting tools – enhanced platform-wide capabilities $12,000 $10,014 with key vendor partners collaborating $10,000 $8,723 $7,174 $8,000 $5,820 ■ Cash management and digital banking capabilities in WM platform, $6,000 including client mobile app $3,333 $4,000 $2,000 ■ Video meetings, centralized technology support $0 2015 2016 2017 2018 2019 2020 2021 2022 Quarterly Earnings Report 10 millions millions Financial Advisors

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 4Q22 Y/Y Change 2022 VS 2021 Change ■ Third Highest Full Year Institutional Revenue Advisory $167 -46% 0% $715 -17% Capital Raising $52 -67% 3% $237 -64% ■ Second Highest Full Year Advisory Revenue Transactional $129 -20% 7% $571 -7% ■ Third Highest Full Year Transactional Revenue Total Institutional Revenue* $354 -44% 4% $1,536 -29% ■ Record Electronic Trading Platform Activity Comp. Ratio 62.4% 440 bps 0 bps 60.5% 240 bps Levels Non-Comp. Ratio 25.0% 1070 bps -80 bps 23.0% 710 bps Pre-tax Margin 12.6% -1510 bps 80 bps 16.5% -950 bps * Includes net interest, asset management, and other income MANAGING DIRECTORS BUILDING CAPACITY 229 240 $2,500 220 205 194 200 180 $2,000 180 163 152 160 146 $1,500 140 123 114 120 105 $1,000 87 100 80 $500 60 40 20 $0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Transactional Advisory Capital Raising *2022 revenue based on annualized results through 9/30/2022 * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 11 millions

Institutional Equities & Fixed Income INSTITUTIONAL EQUITIES REVENUE INSTITUTIONAL FIXED INCOME REVENUE Sequential Sequential millions 4Q22 Y/Y Change 2022 VS 2021 millions 4Q22 Y/Y Change 2022 VS 2021 Change Change Transactional $52 -21% 13% $201 -21% Transactional $77 -19% 4% $370 3% Capital Raising $24 -73% 1% $103 -76% Capital Raising $28 -57% 3% $134 -41% Total Equities $76 -51% 9% $304 -56% Total Fixed Income $105 -34% 4% $504 -14% HIGHLIGHTS HIGHLIGHTS ■ Third Highest Annual Institutional Fixed Income Revenue ■ Increased Market Share in U.S. Transactional Volume (High & Low Touch Trading) nd ■ 2 Highest Annual Fixed Income Transactional Revenue ■ Second Highest Crossing Rate for U.S. Transactional Volume ■ Increased Market Share to 15.3% for Number of Negotiated Transactions ■ Record Electronic Trading Results Driven by Growth in Algorithmic Trading REVENUE REVENUE $180 $200 $157 $161 $180 $160 $160 $160 $140 $136 $140 $39 $120 $105 $120 $101 $100 $86 $65 $40 $100 $76 $72 $70 $28 $27 $80 $91 $80 $29 $24 $60 $26 $24 $60 $40 $40 $20 $20 $95 $122 $96 $74 $77 $66 $57 $46 $46 $52 $0 $0 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Transactional Underwriting Transactional Underwriting Quarterly Earnings Report 12 millions millions

Net Interest Income CONDENSED NET INTEREST INCOME NET INTEREST COMMENTARY Y/Y Change Sequential Change 4Q22 ■ 4Q22 Net Interest Income Increased 119% Y/Y. Average Average Average Average Average Average Balance Interest Balance Interest Balance Interest ■ Average Interest Earning Assets Increased $6.1 billion in 2022. Interest-earning Cash & Fed Funds Sold $1,642 4.45% 2% 419bps 26% 207 bps ■ Quarter End Deposits up 16% year-on-year Investment Portfolio $7,871 4.88% 6% 305 bps -1% 128 bps Loans $21,027 5.18% 40% 243 bps 3% 109 bps ■ NII Forecast for 2023: $1.2 billion - $1.3 billion Total Interest-earning Assets $33,202 5.02% 23% 287 bps 2% 128 bps ■ Up to $2 billion of loan growth Deposits $27,267 1.45% 29% 143 bps 5% 78 bps ■ Bank NIM of 405 bps – 425 bps Other Interest-bearing Liabilities $2,417 2.66% -11% 171 bps -21% 214 bps ■ 40% - 50% deposit beta Total Interest-bearing Liabilities $29,684 1.55% 25% 143 bps 2% 73 bps Net Interest Margin 3.64% 160 bps 64 bps NET INTEREST MARGIN LOAN & NII GROWTH 3.75% 4.00% 3.64% $25,000 $900 3.28% $800 3.50% 3.00% 2.88% $20,000 $700 3.00% 2.53% 2.44% $600 2.36% 2.50% 2.13% $15,000 2.04% $500 2.00% $400 $10,000 1.50% $300 1.00% $200 $5,000 $100 0.50% $0 $0 0.00% 2015 2016 2017 2018 2019 2020 2021 2022 4Q21 1Q22 2Q22 3Q22 4Q22 Loans NII NIM Bank NIM *2022 Represents $6 billion of loan growth & NII guidance Quarterly Earnings Report 13 Loans, net (millions) NII (millions)

Stifel Bancorp Inc. Loan & Investment Portfolio LOAN PORTFOLIO COMMERCIAL PORTFOLIO BY MAJOR SECTOR % of Total millions 4Q22 Portfolio Residential Real Estate $7,372 28% Fund (PE/VC Capital Call Lines) $4,175 16% Securities Based Lending 2,725 10% Industrials 1,124 4% Financials 884 3% Home Equity lines of Credit & Other $157 1% Total Consumer $10,254 38% Consumer Discretionary 797 3% Commercial Real Estate $676 3% Information Technology 601 2% Materials 332 1% Commercial 9,080 34% Healthcare 327 1% Construction and Land $593 2% Total Commercial $10,349 39% REITs 263 1% Communication Services 232 1% Total Loan Portfolio $20,603 77% Hotel, Leisure, Restaurants 142 1% Unfunded Commitments $6,146 23% Total $26,749 * Total excludes $157 million of loans classified as held for sale CLO BY MAJOR SECTOR INVESTMENT PORTFOLIO % of Total Healthcare & Pharmaceuticals $623 11% Portfolio Book Value (millions) 4Q22 High Tech Industries 598 10% CLO $5,932 76% Services: Business 537 9% Agency MBS 924 12% Banking, Finance, Insurance & Real Estate 503 8% Corporate Bonds 643 8% Construction & Building 249 4% SBA 156 2% Hotel, Gaming & Leisure 247 4% Student Loan ARS 122 2% Media: Broadcasting & Subscription 245 4% CMBS 71 1% Telecommunications 244 4% Others 40% Services: Consumer 241 4% Total Portfolio $7,852 100% Chemicals, Plastics & Rubber 239 4% Quarterly Earnings Report 14

CECL & Credit Metrics Economic Economic Economic Economic Economic Factors & Factors & Factors & Factors & Factors & Portfolio Portfolio Portfolio Portfolio Portfolio ASSUMPTIONS Changes, net of Changes, net of Changes, net of Changes, net of Changes, net of charge offs charge offs charge offs charge offs charge offs • Moody’s Forecast • 40% Baseline $6.0 • 30% Downside • 30% Upside $2.5 • Forecast Update for Most Recent Scenarios $11.7 • Includes Slowing Growth $151.8 • Incorporated a Management Overlay to Increase the $8.2 $145.9 $143.5 Severity of the Forecasted Economic Variables $4.0 $131.9 $123.6 ACL - 12.31.2021 ACL - 3.31.2022 ACL - 6.30.2022 ACL - 9.30.2022 ACL - 12.31.2022 ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS CREDIT BALANCES & NET CHARGE-OFFS 2.50% 3.00% 30,000,000 1.50% 1.30% 2.50% 25,000,000 2.00% 1.10% 20,000,000 2.00% 0.90% 1.50% 15,000,000 0.70% 1.50% 0.50% 1.00% 10,000,000 1.00% 0.30% 5,000,000 0.50% 0.10% 0.50% 0 -0.10% 2020 2021 1Q22 2Q22 3Q22 4Q22 0.00% 0.00% 4Q21 1Q22 2Q22 3Q22 4Q22 CLOs Retained Loans NCO (Recovery) as % Credit Balances Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio 15 Quarterly Earnings Report Total Credit Balances (000s) NCO/ Recoveries as % of Credit Balances)

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 25% millions 4Q22 4Q21 Y/Y Change 63% 20% 61% Compensation $633 $750 -16% 15% 59% 59.5% Non-compensation Expense, 57% $219 $203 8% 10% 58.0% 58.1% Ex. IB Gross Up & Credit Loss 55% 57.5% 56.5% 5% Credit Loss Provision & IB Gross Up $12 $17 -27% 53% 51% 0% Non-compensation $231 $219 5% 4Q21 1Q22 2Q22 3Q22 4Q22 Pre-tax Income $257 $335 -23% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 4Q22 $700 $600 GAAP Net Income $176,621 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $167,301 $100 $0 Non-GAAP After Tax Adjustments $17,574 2018 2019 2020 2021 2022 Non-GAAP Net Income Available to Common $184,875 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our fourth quarter 2022 earnings release. *2022 revenue based on annualized results through 930/2022 Quarterly Earnings Report 16 millions Compensation Ratio Non-compensation Ratio

Concluding Remarks Quarterly Earnings Report

Fourth Quarter & Full Year 2022 Financial Results Presentation January 25, 2023 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 19